CALVERT IMPACT FUND, INC.
Calvert Global Alternative Energy Fund

Class A Prospectus dated May 31, 2007
Date of Supplement: July 31, 2007

Effective July 31, 2007, Calvert Global Alternative Energy Fund offers Class C shares.  Please note the following changes to the Class A Prospectus:

On the front cover of the Prospectus, revise the share designation to state "Class A and Class C Shares."

Add the following disclosure for Class C Shares of Calvert Global Alternative Energy Fund in the table under "Fees and Expenses" on page 7 of the Prospectus:

Calvert Global Alternative Energy Fund	Class C
Shareholder fees (paid directly from your account)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None

Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	1.00%[6]

Redemption fee[2] (as a % of redemption proceeds) Note: Redemption fee applies only to redemptions, including exchanges, within 30 days of purchase	2%

Total annual fund operating expenses[3] (deducted from Fund assets)

Management fees	1.35%

Distribution and service (12b-1) fees	1.00%

Other expenses[4]	1.04%

Total annual fund operating expenses	3.39%

Less fee waiver and/or expense reimbursement[5]	(0.54%)

Net Expenses	2.85%

Delete the second sentence of footnote 5 under "Explanation of Fees and Expenses Table" on page 8 of the Prospectus and replace with the following:

Net operating expenses for the Fund will not exceed 1.85% for Class A and 2.85% for Class C.

Add the following footnote 6 under "Explanation of Fees and Expenses Table" on page 8 of the Prospectus:

6 - A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge."

Add the following disclosure regarding costs for Class C Shares of Calvert Global Alternative Energy Fund contained in the hypothetical fund expense example under "Example" on page 8 of the Prospectus:

Calvert Global Alternative Energy Fund

	1 Year	3 Years
Class C (with redemption)	$388	$992
Class C (no redemption)	$288	$992

Delete the first paragraph under "How to Buy Shares -- Getting Started -- Before You Open an Account" on page 17 of the Prospectus and replace with the following:

First, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Then, decide which Class of shares is best for you. You should make this decision carefully, based on:

•     the amount you wish to invest;

•     the length of time you plan to keep the investment;

•     the Class expenses; and

•     whether you qualify for any reduction or waiver of sales charges.

Each investor’s financial considerations are different. You should consult with your financial intermediary to discuss which Class of shares is best for you.

Choosing a Share Class

Calvert Global Alternative Energy Fund offers three different Classes (Class A, C and I). This prospectus offers Class A and C for the Fund.  Class I ($1 million minimum) for the Fund is offered in a separate prospectus. The chart shows the difference in the Classes and the general types of investors who may be interested in each Class (Note: the sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations):

Class A: Front-End Sales Charge	Class C: Deferred Sales Charge for 1 year
For all investors, particularly those investing $50,000 or more, which qualifies for a reduced sales charge, or who plan to hold the shares for a substantial period of time.

For investors who prefer not to pay a front-end sales charge and/or who are unsure of the length of their investment. The expenses of this Class are higher than Class A because of the higher 12b-1 fee.

Sales charge on each purchase of 4.75% or less, depending on the amount you invest.	No sales charge on each purchase, but if you sell shares within 1 year, then you will pay a deferred sales charge of 1% at that time.
Class A shares have an annual 12b-1 fee of up to 0.50%.	Class C shares have an annual 12b-1 fee of 1.00%.
Class A shares have lower annual expenses than Class C due to a lower 12b-1 fee.	Class C shares have higher annual expenses than Class A and there is no automatic conversion to Class A.

When the total balance of your existing Class C holdings of Calvert Funds reaches or exceeds $500,000, you should make future investments in Class A Shares since you will qualify to purchase Class A Shares at a reduced sales load.

Directly above the section "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges" on page 18 of the Prospectus, add the following paragraph:

Class C

If you choose Class C, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. Class C may be a good choice for you if you prefer not to pay a front-end sales charge and/or are unsure of the length of your investment.

The CDSC on Class C Shares will be waived if the shares were sold by a broker/dealer that has an agreement with CDI to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. (For more information on the agreement, see "Service Fees and Arrangements with Broker/Dealers" below.) Ask your broker/dealer if this CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).

Delete the chart after the second paragraph under "Distribution and Service Fees" on page 22 of the Prospectus and replace with the following:

Maximum Payable Under Plan/Estimated Amount Paid

Class A:  0.50%/0.25%                        Class C: 1.00%/1.00%*

*  For Class C, 0.75% of the Fund’s average daily net assets is paid for distribution services, and 0.25% is paid for shareholder services.

Delete the first paragraph and chart under "Service Fees and Arrangements with Broker/Dealers" on pages 22-23 of the Prospectus and replace with the following:

CDI, the Fund's principal underwriter, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of the amount invested for Class C), when you purchase shares of the Fund. CDI also pays broker/dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the maximum commissions and service fees paid by CDI to broker/dealers, which differ depending on the Class.

Maximum Commission/Service Fees

Class A*	Class C**
4.00%/0.25%	1.00%/1.00%

*Class A service fee begins to accrue in the 1st month after purchase.

**Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in the 13th month.

Note: If the selling broker/dealer has an agreement with CDI to sell Class C shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares, CDI does not pay the selling broker/dealer a commission but does pay the selling broker/dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after sale.

Add the following sentence at the end of the paragraph under "Systematic Check Redemptions" on page 28 of the Prospectus:

Unless they otherwise qualify for a waiver, Class C shares redeemed by Systematic Check Redemption will be subject to the contingent deferred sales charge.